UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2025
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2025, Ginkgo Bioworks Holdings, Inc. (the “Company”) announced that Dr. Reshma Shetty, the Company’s President, Chief Operating Officer, and member of the Board of Directors, will transition her Chief Operating Officer duties to Jennifer Wipf and Dr. Jason Kelly, the Company’s Chief Executive Officer, on January 1, 2026. In connection with this transition, Dr. Shetty, who has served as the Company’s Chief Operating Officer since its founding, will remain employed at the Company and will continue in a substantial policymaking function in her role of President and her service on the Board of Directors. Her new focus will be overseeing the Company’s efforts to expand and use its autonomous lab to deliver its cell engineering service offerings. Dr. Kelly will assume the oversight and substantial policymaking functions of the principal operating officer.

Item 8.01. Other Events.

Jennifer Wipf, who was previously Chief Commercial Officer and General Manager, Discovery Solutions and Manufacturing, will assume responsibilities related to the Company’s operations, including day-to-day commercial operations, procurement, deployment, facilities and real estate, and people operations, reporting to Dr. Kelly. Ms. Wipf previously led the Company’s commercial function, where she played a key role in growing the company’s cell engineering business. Before joining the Company, Ms. Wipf spent more than a decade at Merck & Co., gaining extensive experience in vaccine development, domestic and international plant management, and U.S. market commercial operations. Ms. Wipf holds an M.S. in Chemical Engineering from Stanford University and a B.S. in Bioengineering from the University of Arizona.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: December 23, 2025	By:	/s/ Karen Tepichin
	Name:	Karen Tepichin
	Title:	General Counsel